File Number 2-28097
Amendment to the Prospectus
By Supplement
Pursuant to Rule 497(e)

SUPPLEMENT TO THE ENTERPRISE GROUP OF
FUNDS, INC. CLASS Y SHARES PROSPECTUS
DATED APRIL 1, 2002.

This information reflects changes
to the Prospectus.

On May 16, 2002, the Board of Directors
of Enterprise Group of Funds, Inc.
approved, subject to shareholder
approval, a  reorganization pursuant
to which shareholders of the Global
Technology Fund will exchange their
shares for an equal aggregate value
of newly issued shares of  the Internet
Fund (the "Reorganization").  The
Reorganization will allow shareholders
of the Global Technology Fund to pursue
the same investment objective and similar investment policies and strategies within a larger Fund, which has the potential to offer economies of scale and other benefits.
Prior to the Reorganization, the Internet
Fund's name will change to the Technology
Fund, which will permit the Fund to invest more broadly in technology and technology-related industries, including
Internet and intranet-related industries.
The Reorganization is subject to a number of conditions, including receipt of shareholder approval. It is anticipated that a Shareholders' Meeting will be held in the third quarter of 2002 to consider the Reorganization. Global
Technology Fund shareholders will receive information about the Reorganization in a proxy statement/prospectus relating to the
Shareholders' Meeting.  The Global
Technology Fund will now close to
new investors.

May 16, 2002